SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 10, 1998



                                  Exogen, Inc.
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             (Exact name of Registrant as specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            000-26154                               22-3208468
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   (Commission File Number)             (IRS Employer Identification Number)


10 Constitution Avenue, P.O. Box 6860, Piscataway, NJ               08855
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(Address of principal executive offices)                         (Zip Code)

                                 (732) 981-0990
              Registrant's telephone number, including area code:
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                                       N/A
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         (Former name or former address, if changed since last report)

Item 7.  Financial Statements  and Exhibits

         (c)      Exhibits

         10.22+ Master Agreement, dated August 10, 1998, between the Company and Smith & Nephew, Inc.

         10.23+ Common Stock Purchase Agreement, dated August 10, 1998, between the Company and Smith & Nephew Holdings, Inc.

         10.24+ United States Sales Representative Agreement, dated August 10, 1998, between the Company and Smith & Nephew, Inc.

         10.25+ License Agreement, dated August 10, 1998, between the Company and Smith & Nephew, Inc.
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+ The Company has applied for Confidential Treatment of portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.



                                          EXOGEN, INC.
                                          (Registrant)

                                          /s/Patrick A. McBrayer
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Date: September 23, 1998               By:Patrick A. McBrayer
                                          President and Chief Executive Officer